HELIX
ENERGY SOLUTIONS GROUP

October 28, 2010


HELIX PRODUCER I
Helix Producer I producing Phoenix oil and gas

Third Quarter 2010 Conference Call

Forward-Looking Statements

HELIX ENERGY SOLUTIONS GROUP

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2009, and any subsequent quarterly reports on Form 10-Q. Free copies of the reports can be found at the SEC's website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.

References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include "proved reserves" and quantities of oil or gas that are not yet classified as "proved reserves" under SEC definitions. Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our 2009 Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Presentation Outline



Subsea Intervention Lubricator aboard *Normand Clough*

Executive Summary

($ in millions, except per share data)

	Quarter Ended			Nine Months Ended	
	9/30/2010	9/30/2009	6/30/2010	9/30/2010	9/30/2009 (A)
Revenues	**$ 393**	**$ 216**	**$ 299**	**$ 894**	**$ 1,282** (B)
Gross Profit (Loss):					
Operating	88	5	66	192	367
	22%	2%	22%	21%	29%
Oil & Gas Impairments/ARO Increases	(1)	(1)	(160)	(172)	(64)
Exploration Expense	-	(1)	(1)	(2)	(3)
Total	$ 87	$ 3	$ (95)	$ 18	$ 300
Net Income (Loss)	**$ 26**	**$ 4**	**$ (85)**	**$ (77)** (C)	**$ 158** (D)
Diluted Earnings (Loss) Per Share	**$ 0.25**	**$ 0.04**	**$ (0.82)**	**$ (0.74)**	**$ 1.48**
Adjusted EBITDAX (E)(F)					
Contracting Services	$ 92	$ 28	$ 63	$ 181	$ 121
Oil & Gas	51	12	74	173	314
Elimination	-	(2)	(6)	(19)	(3)
Adjusted EBITDAX	**$ 143**	**$ 38**	**$ 131**	**$ 335**	**$ 432**

(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we sold substantially all of our remaining interest in Cal Dive. Revenues from our Shelf Contracting business totaled $404.7 million.

(B) Included revenues in the first quarter 2009 of $73.5 million of previously disputed accrued royalties.

(C) Included a $17.5 million ($11.5 million after income taxes) charge related to settlement of litigation regarding a 2007 international construction contract.

(D) After $53.4 million of non-cash charges related to convertible preferred stock in first quarter 2009.

(E) See non-GAAP reconciliations on slides 20-21.

(F) EBITDAX excludes Cal Dive contribution in all periods presented.

Executive Summary

- EPS of $0.25 per diluted share
  - Good cash flow generation with EBITDAX of $143 million
  - High utilization across the fleet and *Helix Producer I* deployment on Macondo spill more than offset two loss projects (see below)
- Contracting Services
  - Utilization of *Helix Producer I, Q4000* and *Express* on Macondo spill containment
  - *Caesar* placed into service and completed initial GOM pipelay project – negative margins
  - *Normand Clough* placed into service in China on initial well decommissioning job – negative margins
  - *Well Enhancer* completed coiled tubing upgrade and consequently out of service for 61 days in Q3
- Oil and Gas
  - Third quarter average production rate of approximately 113 Mmcfe/d
  - October average production rate of approximately 125 Mmcfe/d through the 26th, but higher now with Phoenix online
  - Phoenix production commenced on 10/19/2010 after *Helix Producer I* returned from BP spill containment operation
  - Expensed $9.4 million in Q3 associated with weather derivative contract to mitigate against possible windstorm losses
    - $6.4 million higher than if cost charged to expense evenly over 12-month period similar to traditional insurance

Executive Summary

Oil and Gas (continued)

- Oil and gas production totaled 10.4 Bcfe for Q3 2010 versus 11.9 Bcfe in Q2 2010
  - Avg realized price for oil of $73.63 / bbl ($72.59 / bbl in Q2 2010), inclusive of hedges
  - Avg realized price for gas of $6.13 / Mcf ($6.10 / Mcf in Q2 2010), inclusive of hedges
- Balance sheet remains strong (see slide 18)
  - Net debt balance of $1.0 billion at September 30, 2010
  - Liquidity* of approximately $700 million at September 30, 2010

*Liquidity as we define it is equal to cash and cash equivalents ($325 million), plus available capacity under our revolving credit facility ($374 million).

2010 Outlook

- Contracting Services activity in Q4 2010 expected to decline from Q3 2010 levels
  - Normal reduction due to seasonal factors
  - *Helix Producer I* returns mostly to internal utilization on Phoenix field
  - Slower ROV construction-related activity
- Capital expenditures of approximately $200 million expected for 2010
  - $86 million relates to completion of major vessel projects
  - Oil and Gas capital expenditures of approximately $80 million, excluding P&A of approximately $60 million

2010 Outlook

Broad Metrics		2010 Forecast	2009
Oil and Gas Production		≈ 45 Bcfe	44 Bcfe
EBITDAX		≈ $450 million	$490 million
CAPEX		≈ $200 million	$328 million
Commodity Price Deck		**2010 Forecast**	**2009**
Hedged	Oil	$75.96/ bbl	$67.11 / bbl
	Gas	$5.97 / mcf	$7.75 / mcf

Operations Highlights



Helix Producer I processing Macondo oil in MC252



Normand Clough on Lufeng P&A job

- Helix vessels (*Q4000, Helix Producer I* and *Express*) played key roll in Macondo response and returned to their pre-spill response operating mode in first half of October
- *Caesar* completed its maiden project (47 miles of 20-inch pipeline in the GOM) successfully but incurred a loss on the project due to some vessel start-up issues and lower welding productivity ramp-up than expected
- Helix's robotics business delivered strong operating and financial results from activities in the North Sea, offshore Norway, India, Ghana, Nova Scotia and Gulf of Mexico
- *Well Enhancer* spent the majority of the quarter at the quayside for the coiled tubing upgrade and entered its first well with coiled tubing early October
- Decommissioning of the Lufeng wells in South China Sea was impacted by weather, equipment downtime and downhole issues resulting in a loss for the quarter
- Contracting Services approximate backlog of $300 million at 9/30/2010

Q4000 in Action for Macondo Response

HELIX ENERGY SOLUTIONS GROUP

Dynamic Kill



Static Kill



With Evergreen Burners



HBOP Recovery



- Arrived in staging area within 3 days of call-off
- Multi-functional and ease of adaptability between operating modes
  - Containment
  - Dynamic Kill
  - Flaring
  - Static Kill
  - Recovery
  - Control platform for LMRP/BOP yellow pod

Contracting Services

($ in millions, except percentages)

	Quarter Ended		
	September 30		June 30
	2010	2009	2010
Revenues (A)			
Contracting Services	$ 239	$ 175	$ 202
Production Facilities	74	1	21
Total Revenue	$ 313	$ 176	$ 223
Gross Profit (A)			
Contracting Services	$ 42	$ 29	$ 50
Profit Margin	*18%*	*17%*	*25%*
Production Facilities	45	(1)	13
Profit Margin	*60%*	NA	*61%*
Total Gross Profit	$ 87	$ 28	$ 63
Gross Profit margin	*28%*	*16%*	*28%*

(A) See non-GAAP reconciliation on slides 20-21. Amounts are prior to intercompany eliminations.

- Gross margins adversely impacted by losses on Anaconda and Lufeng projects, and *Well Enhancer* downtime for coiled tubing upgrade
- Strong contribution by the *Helix Producer I*



Coiled Tubing being deployed into North Sea well from Well Enhancer

Equity in Earnings of Equity Investments

HELIX ENERGY SOLUTIONS GROUP

($ in millions)

	Quarter Ended			Nine Months Ended	
	September 30		June 30		
	2010	2009	2010	9/30/2010	9/30/2009
Independence Hub	$ 4	$ 5	$ 5	$ 14	$ 17
Deepwater Gateway (Marco Polo)	1	1	1	4	2
CloughHelix JV	1	-	(4)	(5)	-
Cal Dive (A)	-	7	-	-	8
Equity in Earnings	$ 6	$ 13	$ 2	$ 13	$ 27

(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we sold substantially all of our remaining interest in Cal Dive.

Contracting Services Q3 2010 Utilization


Subsea Construction Vessels
Intrepid
Express
Caesar
64%
79%
93%
ROV / Trencher Support Vessels
Olympic Canyon
Olympic Triton
Island Pioneer
Deep Cygnus
Normand Fortress
85%
72%
99%
Well Intervention Vessels
Seawell
Well Enhancer
Q4000
Normand Clough
92%
98%
83%
ROVs and Trenchers
39 ROVs
2 ROV Drill Units
5 Trenchers
74%
61%
68%
0%
20%
40%
60%
80%
100%
Q3 2009
Q2 2010
Q3 2010

Contracting Services – 4th Quarter Outlook

Well Ops

- Expect high utilization for our four Well Ops vessels but with lower margins mainly due to the *Q4000* performing lower margin well P&A work for the remainder of the year

Production Facilities

- *Helix Producer I* operational on Phoenix field

ROV – Robotics

- *Island Pioneer* is experiencing slow first half of the quarter but is fully booked for the second half of the quarter on a trenching job offshore Egypt
- *Olympic Triton* completed its scope on the Jubilee project offshore Ghana and will be off-hire until March / April 2011
- *Olympic Canyon* continues its long-term assignment for Reliance as IRM vessel in Bay of Bengal
- *Deep Cygnus* with T750 trencher is scheduled to complete Anaconda pipeline trenching early November and will be used to install deepwater umbilicals to offload *Express* schedule

Subsea Construction

- *Caesar* expected to complete second pipelay project, 18 miles of 18-inch for EOG Resources
- Expect high utilization for *Express* and *Intrepid* in GOM and Trinidad



T750 trencher launched from the Deep Cygnus in North Sea



Caesar laying pipe offshore Trinidad GOM

Oil & Gas

HELIX ENERGY SOLUTIONS GROUP

Financial Highlights

	Quarter Ended		
	September 30		June 30
	2010	2009	2010
Revenue (millions)	$ 96	$ 64	$ 103
Gross Profit - Operating	3	(15)	12
Hurricane Expenses, Net (A)	(1)	(5)	(2)
Oil & Gas Impairments (B)	(1)	(1)	(160)
Exploration Expense	-	(1)	(1)
Total	$ 1	$ (22)	$ (151)
Gain on Oil & Gas Derivative Contracts	$ -	$ 5	$ 2
Production (Bcfe):			
Shelf	4.7	6.8	4.9
Deepwater	5.7	3.0	7.0
Total	10.4	9.8	11.9
Average Commodity Prices (C):			
Oil / Bbl	$ 73.63	$ 68.86	$ 72.59
Gas / Mcf	$ 6.13	$ 8.02	$ 6.10

(A) Reflects hurricane insurance proceeds less related costs.

(B) Second quarter 2010 impairments primarily associated with the reduction in carrying values of 15 GOM properties due to a mid-year revision in reserves.

(C) Including effect of settled hedges and mark-to-market derivative contracts.

Oil & Gas

Operating Costs ($ in millions, except per Mcfe data)

	Quarter Ended					
	September 30				June 30	
	2010		2009		2010	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 54**	**$ 5.24**	**$ 35**	**$ 3.56**	**$ 67**	**$ 5.67**
Operating and Other (B):						
Operating Expenses (C)	$ 27	2.64	$ 25	2.56	$ 16	1.33
Workover	4	0.36	6	0.61	3	0.29
Transportation	2	0.18	3	0.31	1	0.09
Repairs & Maintenance	3	0.25	4	0.42	2	0.15
Other	2	0.19	2	0.25	2	0.13
Total Operating & Other	**$ 38**	**3.62**	**$ 40**	**4.15**	**$ 24**	**1.99**
Total	**$ 92**	**$ 8.86**	**$ 75**	**$ 7.71**	**$ 91**	**$ 7.66**

(A) Included accretion expense.

(B) Excluded hurricane-related repairs of $0.9, $5.1 and $1.6 million, net of insurance recoveries, for the quarters ended September 30, 2010, September 30, 2009 and June 30, 2010, respectively.

(C) Excluded exploration expenses of $0.4, $0.9 and $1.2 million, and abandonment costs of $0.2, $2.9 and $0.4 million for the quarters ended September 30, 2010, September 30, 2009 and June 30, 2010, respectively. Included $9.4 and $10.4 million related to a weather derivative contract for the quarters ended September 30, 2010 and September 30, 2009, respectively.

Summary of Oct 2010 – Dec 2011 Hedging Positions

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2010	300,000	637,500	937,500	$ 79.00	$ 62.50	$ 80.73
2011		2,375,000	2,375,000	$ 81.31		
Natural Gas (mcf)						
2010	3,036,000	3,060,000	6,096,000	$ 5.81	$ 6.00	$ 6.70
2011		8,095,000	8,095,000	$ 5.09		
Totals (mcfe)						
2010	4,836,000	6,885,000	11,721,000			
2011		22,345,000	22,345,000			
Grand Totals	**4,836,000**	**29,230,000**	**34,066,000**			

Key Balance Sheet Metrics

Debt (A)



$2,500
$2,000
$1,500
$1,000
$500
$0
$1,758
$2,027
$1,361
$1,358
$1,668
$1,803
$1,090
$1,032
Gross Debt
Net Debt
12/31/2007
12/31/2008
12/31/2009
9/30/2010

Liquidity (B) of approximately $700 million at 9/30/10

(A) Includes impact of unamortized debt discount under our Convertible Senior Notes.

(B) Liquidity as we define it is equal to cash and cash equivalents ($325 million), plus available capacity under our revolving credit facility ($374 million).

Non-GAAP Reconciliations



Non-GAAP Reconciliations

Adjusted EBITDAX *($ in millions)*

	Quarter Ended			Nine Months Ended	
	September 30		June 30	September 30	
	2010	2009	2010	2010	2009
Net income (loss) applicable to common shareholders	$ 26	$ 4	$ (85)	$ (77)	$ 158
Non-cash impairments	1	1	160	172	20
Gain on asset sales	-	(18)	-	(6)	(88)
Preferred stock dividends	-	-	-	-	54
Income tax provision (benefit)	18	1	(52)	(42)	116
Net interest expense and other	22	10	22	64	36
Depreciation and amortization	76	46	85	222	189
Exploration expense	-	1	1	2	3
Adjusted EBITDAX (including Cal Dive)	$ 143	$ 45	$ 131	$ 335	$ 488
Less: Previously reported contribution from Cal Dive	-	(7)	-	-	(56)
Adjusted EBITDAX	$ 143	$ 38	$ 131	$ 335	$ 432

We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our former interest in Cal Dive in any periods presented in our adjusted EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Non-GAAP Reconciliations

Revenue and Gross Profit As Reported ($ in millions)

	Quarter Ended		
	September 30		June 30
	2010	2009	2010
Revenues			
Contracting Services	$ 239	$ 175	$ 202
Production Facilities	74	1	21
Intercompany elim. - Contracting Services	(16)	(24)	(24)
Intercompany elim. - Production Facilities	-	-	(3)
Revenue as Reported	$ 297	$ 152	$ 196
Gross Profit			
Contracting Services	$ 42	$ 29	$ 50
Production Facilities	45	(1)	13
Intercompany elim. - Contracting Services	-	(2)	(4)
Intercompany elim. - Production Facilities	-	-	(2)
Gross Profit as Reported	$ 87	$ 26	$ 57
Gross Profit Margin	29%	17%	29%

HELIX
ENERGY SOLUTIONS GROUP


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